                                  [NRT LOGO]
                               NRT Incorporated
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                           CUSIP 62937Q 1O 0





This Certifies that



is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                               NRT INCORPORATED


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

                                              COUNTERSIGNED AND REGISTERED
                                                 BANK BOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR



                                              BY





                           NRT INCORPORATED
                         CORPORATE SEAL 1997 DELAWARE

SENIOR VICE PRESIDENT,                                PRESIDENT AND
  GENERAL COUNSEL AND SECRETARY                         CHIEF EXECUTIVE OFFICER

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   NRT Incorporated (the "Corporation"), will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the transfer agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-__________ Custodian ___________
                    (Cust)               (Minor)

                  under Uniform Gifts to Minors
                  Act _________________
                          (State)


Additional abbreviations may also be used thought not in the above list.


FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of NRT Incorporated with full power of substitution in the premises.

Dated _________________


                          X ________________________________________________


                          X ________________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By ___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.